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                                                                 Exhibit 10.63.1

                              AMENDMENT TO SUBLEASE

     Applera Corporation ("Sublandlord"), as sublandlord under that certain Sublease dated June 15, 2001 with Deltagen Inc. ("Subtenant") and Subtenant hereby agree that notwithstanding Section 3(f) of the Sublease, in the event of a casualty or condemnation affecting the subleased premises, Sublandlord shall upon written request of Subtenant, terminate the Master Lease (as defined in the Sublease) in accordance with the terms of the Master Lease.

     This Amendment shall be binding upon Subtenant, Sublandlord and their successors and assigns. This Amendment shall not be effective unless approved by Ceretek, LLC and 1501 Harbor Bay L.P. This Amendment by be executed in counterparts; telecopies of this Amendment may be executed; and executed telecopies may be delivered by telecopy.

June 20, 2001

DELTAGEN INC.                          APPLERA CORPORATION

By:_______________________________     By: _____________________________________


Name: ____________________________     Name:____________________________________


Title: ___________________________     Title: __________________________________


APPROVED BY SUB-SUBTENANT:

CERETEK, LLC

By: _______________________________


Name: _____________________________


Title: ____________________________


APPROVED BY MASTER LANDLORD:

1501 HARBOR BAY, L.P.

       By:  Acamar (1501), Inc.
            its general partner

            By: _____________________________
                James I. Hunter, President

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